EXHIBIT 10.34

                           FORM OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                                             _______ Warrants




                           PALATIN TECHNOLOGIES, INC.
                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

                   THE WARRANTS EVIDENCED BY THIS CERTIFICATE
                      ARE NOT EXERCISABLE AFTER 5:00 P.M.,
                             NEW YORK CITY TIME, ON
                              ______________, 2008

THIS CERTIFIES THAT:

_____________________ or registered assigns is the registered holder (the "Registered Holder") of the number of Warrants set forth above, each of which represents the right to purchase ________ fully paid and nonassessable shares of Common Stock, par value $0.01 per share (the "Common Stock"), of Palatin Technologies, Inc., a Delaware corporation (the "Company"), at the initial exercise price of $_____ per Warrant (the "Exercise Price") at any time prior to the Expiration Date (as hereinafter defined), by surrendering this Warrant Certificate, with the Form of Election to Purchase duly executed at the principal office of the Company and by paying in full the Exercise Price, plus transfer taxes, if any. Payment of the Exercise Price shall be made (i) in United States currency, by certified check or money order payable to the order of the Company, or (ii) by "cashless exercise" in accordance with the provisions below, but only when a registration statement under the Act for the resale of the shares of Common Stock issuable upon exercise of the Warrants is not then in effect. Unless otherwise defined herein, the capitalized terms used herein shall have the meaning assigned to such terms in the Purchase Agreement.

         The Warrants have been issued pursuant to a private placement of Common Stock and Warrants.

         This Warrant Certificate is issued under and in accordance with the Securities Purchase Agreement dated as of _________ __, 2003, between the Company and the Registered Holder, as amended and is subject to the terms and provisions contained in said Purchase Agreement. Section 7 of the Securities Purchase Agreement governs the registration rights of the shares of Common Stock underlying the Warrants.

         Notwithstanding any provisions herein to the contrary, if (i) the Per Share Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below) and (ii) a registration statement under the Act for the resale of the shares of Common Stock issuable upon exercise of the Warrants is not then in effect, in lieu of exercising this Warrant by payment of cash, the Registered Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Election to Purchase in which event the Company shall issue to the Registered Holder a number of shares of Common Stock computed using the following formula:

                  X = Y - (A)(Y)
                      ----------
                           B

Where             X =      the number of shares of Common Stock to be issued to
                           the Registered Holder.

                  Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

                  A =      the Exercise Price.

                  B = the Per Share Market Value of one share of Common Stock.

                  "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on Nasdaq or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on Nasdaq or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the over-the-counter electronic bulletin board (the "OTC Bulletin Board") or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.

         As soon as practicable after the date of exercise of any Warrants, the Company shall issue, or cause the transfer agent for the Common Stock, if any, to issue a certificate or certificates for the number of full shares of Common Stock to which such Registered Holder is entitled, registered in accordance with the instructions set forth in the Form of Election to Purchase. All shares of Common Stock issued upon the exercise of any Warrants shall be validly authorized and issued, fully paid and nonassessable, and free from all taxes, liens and charges created by the Company in respect of the issue thereof. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on the date of exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for shares of Common Stock.

         In the event that less than all of the Warrants represented by a Warrant Certificate are exercised, the Company shall execute and mail, by first-class mail, within 30 days of the date of exercise, to the Registered Holder of such Warrant Certificate, or such other person as shall be designated in the Form of Election to Purchase, a new Warrant Certificate representing the number of full Warrants not exercised. In no event shall a fraction of a Warrant be exercised, and the Company shall distribute no Warrant Certificates representing fractions of Warrants. Final fractions of shares shall be treated as provided for herein.

         The Company shall at all times reserve and keep available for issuance upon the exercise of Warrants a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.

         Subject to the provisions hereof, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a) In case the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock,
(ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of shares of Common Stock issuable upon exercise of the Warrants in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holders of the Warrants after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrants had been exercised immediately prior to such time, such Registered Holders would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Current Market Price per share of Common Stock (as determined below) on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock so issued or to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued and the Exercise Price shall also be adjusted for any subsequent adjustment or other change to the number of shares of Common Stock issuable upon exercise, exchange or conversion of such rights, options, warrants or other securities. Notwithstanding anything to the contrary contained herein, no adjustment shall be made to the Exercise Price until any condition to the vesting of such rights, options or warrants shall be fulfilled or satisfied (and then only with respect to the portion thereof which shall have vested). In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation. If any event occurs of the type contemplated by the provisions of this paragraph but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall make an appropriate adjustment in the Exercise Price so as to equitably protect the rights of holders of this Warrant.

(c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the twelve (12) months prior to the record date for such distribution, does not exceed 5% of the Current Market Price at the record date for such distribution) or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to the foregoing paragraph), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

         For the purpose of any computation under this Warrant, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five (5) consecutive trading days immediately preceding the date in question. The closing price for each day shall be (a) the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange or market system (including, for purposes hereof, the American Stock Exchange ("AMEX") Market System on which the Common Stock, is listed (Symbol, PTN) or admitted to trading, (b) if the Common Stock, is not listed or admitted to trading on any national securities exchange or market system, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc. or a similar organization if AMEX is no longer reporting such information, or (c) if on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by AMEX or any similar organization, as determined by reference to the "pink sheets" published by the National Quotation Bureau or, if not so published, by such other method of determining the market value of a share of Common Stock, as the board of directors of the Company shall in good faith from time to time deem to be fair, whose determination shall be conclusive absent manifest error shall be used.

         No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Warrant are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Warrant shall be made to the nearest cent or to the nearest one thousandth of a share, as the case may be.

         In any case in which this Warrant shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Registered Holders of the Warrants, if any Registered Holder has exercised a Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such exercising Registered Holder a due bill or other appropriate instrument evidencing such Registered Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

         Upon each adjustment of the Exercise Price as a result of the calculations made above the Warrants shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the product obtained by multiplying the number of shares purchasable upon exercise of the Warrants prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

         In case of any capital reorganization, other than in the cases referred to above, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a Registered Holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Registered Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as practicable, in relation to any shares or other property thereafter deliverable upon exercise of Warrants. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Registered Holder of any Warrant Certificate such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions. Notwithstanding anything to the contrary contained herein, in the event of sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise any Warrant shall terminate thirty (30) days after the Company gives written notice to each Registered Holder of a Warrant Certificate that such sale or conveyance of other transfer has been consummated.

         In case of any reclassification or change of the shares of Common Stock issuable upon exercise of the Warrants, including, without limitation, in any reorganization (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Registered Holders of the Warrants shall have the right thereafter to receive upon exercise of the Warrants solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification or change by a Registered Holder of the number of shares of Common Stock for which the Warrants might have been exercised immediately prior to such reclassification or change and the term "Common Stock" shall thereafter include, without limitation, such stock and other securities. Thereafter, appropriate provision shall be as nearly equivalent as practicable to the adjustments in this Warrant. The above provisions of this paragraph shall similarly apply to successive reclassifications and changes of shares of Common Stock.

         Notwithstanding anything to the contrary herein contained, in the event of a transaction contemplated by the prior paragraph in which the surviving, continuing, successor, or purchasing corporation demands that all outstanding Warrants be extinguished prior to the closing date of the contemplated transaction, the Company shall give prior notice (the "Merger Notice") thereof to the Registered Holders advising them of such transaction. The Registered Holders shall have ten (10) days after the date of the Merger Notice to elect to
(i) exercise the Warrants in the manner provided herein or (ii) receive from the surviving, continuing, successor, or purchasing corporation, with respect to outstanding Warrants, the same consideration receivable by a Registered Holder of the number of shares of Common Stock for which the Warrants might have been exercised immediately prior to such consolidation, merger, sale, or purchase reduced by such amount of the consideration as has a market value equal to the exercise price of the Warrants, as determined by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error. If any Registered Holder fails to timely notify the Company of its election, the Holder shall be deemed for all purposes to have elected the option set forth in (ii) above. Any amounts receivable by a Holder who has elected the option set forth in (ii) above shall be payable at the same time as amounts payable to stockholders in connection with any such transaction.

         Whenever the Exercise Price is adjusted as provided in this Warrant, the Company will promptly obtain a certificate of the chief financial officer of the Company setting forth the Exercise Price as so adjusted and a brief statement of the facts accounting for such adjustment. Whenever any adjustment is made pursuant to this Warrant, the Company shall cause notice of such adjustment to be mailed to each Registered Holder of a Warrant Certificate within fifteen (15) days thereafter, such notice to include in reasonable detail
(i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price, the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such adjustment.

In no event shall the Exercise Price be adjusted below the par value per share of the Common Stock.

In case at any time the Company shall propose:

(a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

(b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

(c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described above; or

(d)      to effect any liquidation, dissolution, or winding-up of the Company;

then, in each such case, the Company shall cause notice of such proposed action to be mailed to each Registered Holder of a Warrant Certificate. Such notice shall be mailed, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer or at least ten (10) days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock entitled to receive such securities or other property, as the case may be.

         Irrespective of any adjustments pursuant to this Warrant, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments.

         The Company shall not be required upon the exercise of any Warrant to issue fractional shares of Common Stock which may result from adjustments in accordance with this Warrant to the Exercise Price or number of shares of Common Stock purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Registered Holder, the number of full shares of Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Warrants exercised. With respect to any final fraction of a share called for upon the exercise of any Warrant or Warrants, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price of a share of Common Stock calculated in accordance with this Warrant.

         If any change to the capitalization of the Company should occur with respect to which a favorable adjustment to the rights and interests of the Registered Holders of the Warrants should be made, and such adjustment is not otherwise provided for in this Warrant, such appropriate adjustment should be made as determined in good faith by the Board of Directors of the Company.

         No Warrant may be exercised after 5:00 P.M., New York City time, on the expiration date (the "Expiration Date") which will be ____________, 2008. All Warrants evidenced hereby shall thereafter become void.

         No Warrant Certificate shall entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company.

         If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company in its discretion may execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate for the number of Warrants represented by the Warrant Certificate so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Warrant Certificate, and of the ownership thereof, and indemnity, if requested, all satisfactory to the Company. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

         Prior to the latest time at which the Warrants may be exercised, subject to any applicable laws, rules or regulations restricting transferability, Warrant Certificates, subject to the provisions hereof, may be split up, combined or exchanged for other Warrant Certificates representing a like aggregate number of Warrants or may be transferred in whole or in part. Any holder desiring to split up, combine or exchange a Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Company at its principal office and shall surrender the Warrant Certificate or Warrant Certificates so to be split up, combined or exchanged at said office with the Form of Assignment. Upon any such surrender for split up, combination, exchange or transfer, the Company shall execute and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested in the Form of Assignment. The Company may require the holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination, exchange or transfer of Warrant Certificates prior to the issuance of any new Warrant Certificate.

         Any Warrant Certificate surrendered upon the exercise of Warrants or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as otherwise provided herein in case of the exercise of less than all of the Warrants evidenced by a Warrant Certificate or in case of a split up, combination, exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such canceled Warrant Certificate. Any Warrant Certificate so canceled shall be destroyed by the Company.

         Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and with every other holder of a Warrant Certificate that:

(a) transfer of the Warrant Certificates shall be registered on the books of the Company only if surrendered at the principal office of the Company, duly endorsed or accompanied by a proper instrument of transfer; and

(b) prior to due presentment for registration of transfer, the Company may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

         The laws of the State of New York shall govern this Warrant
Certificate.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.


                           PALATIN TECHNOLOGIES, INC.





                           By:
                              --------------------------------------------------

                                     FORM OF
                              ELECTION TO PURCHASE


         The undersigned hereby irrevocably elects to exercise of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE
TO:
    ----------------------------------------------------------
                                     (NAME)




                          (ADDRESS, INCLUDING ZIP CODE)

at
   -----------------------------------------------------------------------------

                (SOCIAL SECURITY OR OTHER TAX IDENTIFYING NUMBER)


DELIVER
TO:
    ----------------------------------------------------------
                                     (NAME)

at
   -----------------------------------------------------------------------------

                          (ADDRESS, INCLUDING ZIP CODE)
         If the number of Warrants hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrants not exercised be issued and delivered as set forth below.



         In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $ by certified check or money order payable in United States currency to the order of the Company. In the event payment is being made by means of a cashless exercise, then the undersigned authorizes the surrender of the number of shares of Common Stock necessary for the full payment of the Exercise Price in accordance with the terms and provisions of the Warrant Certificate.

         Dated:
                -----------------------------



--------------------------             ----------------------------------------
(Insert Social Security or             (Signature of registered
other identifying number               holder)
of holder)

                                       ----------------------------------------
                                       (Signature of registered
                                       holder, if co-owned)



NOTE: Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.

                                     FORM OF

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name of Assignee               Address                           No. of Warrants






and does hereby irrevocably constitute and appoint Attorney to make such transfer on the books of Palatin Technologies, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:                    , 200_.
       -------------------


-------------------------------         ---------------------------------------
(Insert Social Security or other        Signature
identifying number of  holder)

                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)